EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 12, 2003


                                   AZIMUTH TECHNOLOGIES, L.P.

                                   By:  GEORGICA (AZIMUTH TECHNOLOGIES),
                                        L.P., its general partner

                                   By:  GEORGICA (AZIMUTH TECHNOLOGIES),
                                        INC., its general partner


                                        By: /s/ Frederick J. Iseman
                                            -----------------------------------
                                            Name:    Frederick J. Iseman
                                            Title:   President


                                   AZIMUTH TECH. II LLC

                                   By:  GEORGICA (AZIMUTH TECHNOLOGIES),
                                        L.P., its managing member

                                   By:  GEORGICA (AZIMUTH TECHNOLOGIES),
                                        INC., its general partner


                                        By: /s/ Frederick J. Iseman
                                            -----------------------------------
                                            Name:    Frederick J. Iseman
                                            Title:   President

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                                   GEORGICA (AZIMUTH TECHNOLOGIES), L.P.

                                   By:  GEORGICA (AZIMUTH TECHNOLOGIES),
                                        INC., its general partner


                                        By: /s/ Frederick J. Iseman
                                            -----------------------------------
                                            Name:    Frederick J. Iseman
                                            Title:   President


                                    GEORGICA (AZIMUTH TECHNOLOGIES), INC.


                                        By: /s/ Frederick J. Iseman
                                            -----------------------------------
                                            Name:    Frederick J. Iseman
                                            Title:   President


                                   THE FERRIS FAMILY 1987 TRUST


                                        By: /s/ Robert A. Ferris
                                            -----------------------------------
                                            Name:    Robert A. Ferris
                                            Title:   Trustee


                                   SML FAMILY INVESTORS LLC


                                        By: /s/ Steven M. Lefkowitz
                                            -----------------------------------
                                            Name:    Steven M. Lefkowitz
                                            Title:   Managing Member


                                        /s/ Frederick J. Iseman
                                        ---------------------------------------
                                        Frederick J. Iseman


                                        /s/ Robert A. Ferris
                                        ---------------------------------------
                                        Robert A. Ferris


                                        /s/ Steven M. Lefkowitz
                                        ---------------------------------------
                                        Steven M. Lefkowitz